UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois	60008-4050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 26, 2020, Arthur J. Gallagher & Co. (the “Company”) detected a ransomware incident impacting a limited portion of our internal systems. We promptly took all of our global systems offline as a precautionary measure, initiated response protocols, launched an investigation, engaged the services of external cybersecurity and forensics professionals, and implemented our business continuity plans to minimize disruption to our customers.

As of the date hereof, we have restarted or are in the process of restarting most of our business systems. Although we are in the early stages of assessing the incident, based on the information currently known, we do not expect the incident to have a material impact on our business, operations or financial condition.

The information furnished in Item 7.01 of this Form 8-K attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding our ability to contain and assess the incident and the impact of the incident on our customers and our business, operations and financial condition. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of and response to the incident, legal, reputational and financial risks resulting from cyberattacks, including the incident, the effectiveness of business continuity plans during the incident and the COVID-19 pandemic, and the other factors discussed in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: September 28, 2020	/s/ WALTER D. BAY
Walter D. Bay Vice President, General Counsel and Secretary